SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 16, 2002

                          ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                   000-21953                  87-0429198
(State or other jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                        2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                  (713) 641-3838
              (Registrant's telephone number, including area code)

Item  5.  Other  Events


     Our common stock will commence trading at the opening of business on October 17, 2002 on the OTC Bulletin Board under the symbol ELSF.OB. Our shares were previously traded on the American Stock Exchange under the ticker symbol EVV.

     We have received notice from the Securities and Exchange Commission that our request (dated August 30, 2002) to have our common stock delisted from the American Stock Exchange is granted, effective at the open of business on October 17, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENVIRONMENTAL SAFEGUARDS, INC.


                                          (signed)
                                                  ------------------------------
Date:  October 16, 2002                   by: /s/ James S. Percell, President
                                          James S. Percell, President


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